UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2024

CROWN PROPTECH ACQUISITIONS

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40017	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

40 West 57th Street, 29th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 796-4796

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CPTK	N/A
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CPTK.U	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 2, 2024, Crown PropTech Acquisitions, a Cayman Islands exempted company (the “Company”) filed a definitive proxy statement on Schedule 14A (File No: 001-40017) for the purpose of calling an Extraordinary General Meeting of shareholders (the “Extraordinary General Meeting”) to be held at the Company’s offices, located at 40 West 57th Street, 29th Floor, New York, NY 10019, on August 9, 2024 at 11:00 a.m. ET, to approve an extension of time for the Company to consummate an initial business combination from August 11, 2024 to May 11, 2025 (the “Extension Proposal”). The deadline by which shareholders must exercise their redemption rights in connection with the Extraordinary General Meeting is 5:00 p.m. ET, on August 7, 2024, which is two business days prior to the Extraordinary General Meeting. In connection with the Extraordinary General Meeting, the Company and CIIG Management III LLC (“CIIG Management”), the Company’s co-sponsor, intend to enter into certain non-redemption agreements and assignments of economic interests (the “Non-Redemption Agreements”) with certain investors (the “Investors”).

The Non-Redemption Agreements provide for the assignment of up to 500,000 Class B ordinary shares, par value $0.0001 per share, held by CIIG Management to the Investors in exchange for such Investors agreeing to hold and not redeem certain public shares at the Extraordinary General Meeting.

Until the earlier of (a) the consummation of the Company’s initial business combination; (b) the liquidation of the trust account; and (c) 36 months from consummation of the Company’s initial public offering (or such later date as may be approved by the Company’s shareholders in accordance with the Company’s charter), the Company will maintain the investment of funds held in the trust account in (i) interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “ICA”), having a maturity of 185 days or less, (ii) in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the ICA, which invest only in direct U.S. government treasury obligations or (iii) in other interest bearing accounts (including demand deposits) as permitted by the ICA that would not be considered United States government securities within the meaning of the ICA. The Company further confirms that it will not utilize any funds from its trust account to pay any potential excise taxes that may become due upon a redemption of the public shares, including in connection with a liquidation of the Company if it does not effect a business combination prior to its termination date.

The Non-Redemption Agreements, if entered into, are not expected to increase the likelihood that the Extension Proposal is approved by the Company’s stockholders, but are expected to increase the amount of funds that remain in the Company’s trust account established in connection with Company’s initial public offering following the Meeting. The Company and the Sponsor may enter into additional, similar non-redemption agreements in connection with the Meeting.

NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN.

The foregoing description of the form of Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed hereto as Exhibit 10.1 and incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extraordinary General Meeting, the Extension Proposal and related matters. Information regarding the Company’s directors and executive officers is available in the Company’s Proxy Statement for the Extraordinary General Meeting filed with the SEC on August 2, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

Additional Information

The Company has filed with the SEC the Proxy Statement in connection with the Extraordinary General Meeting to consider and vote upon the Extension Proposal and other matters and, beginning on or about August 2, 2024, mailed the Proxy Statement and other relevant documents to its shareholders as of the July 30, 2024 record date for the Extraordinary General Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Extraordinary General Meeting because these documents contain important information about the Company, the Extension Proposal and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Crown PropTech Acquisitions, 40 West 57th Street, 29th Floor, New York, NY 10019, (212) 796-4796.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

10.1	Form of Non-Redemption Agreement and Assignment of Economic Interest.

104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2024

CROWN PROPTECH ACQUISITIONS

By:	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Co-Chief Executive Officer

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